UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2009
COMPLETE PRODUCTION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32858	72-1503959
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

11700 Katy Freeway, Suite 300		77079
Houston, Texas		(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code: (281) 372-2300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          On September 9, 2009, Joseph C. Winkler, the Chairman and Chief Executive Officer of Complete Production Services, Inc. (the “Company”), will present to investors at the Barclays Capital 2009 CEO Energy/Power Conference in New York City, New York.
          The slides attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) were prepared in connection with the forthcoming presentation and are incorporated herein by reference.
          The information in this Report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor shall this Report and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
Item 7.01 Regulation FD Disclosure
          The information contained in Item 2.02 of this Report is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	Slide presentation of the Company, dated September 9, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 9, 2009

Complete Production Services, Inc.
By:	/s/ Jose A. Bayardo
Jose A. Bayardo
Vice President and Chief Financial Officer

COMPLETE PRODUCTION SERVICES, INC.
EXHIBIT INDEX TO FORM 8-K

Exhibit	Description

99.1	Slide presentation of the Company, dated September 9, 2009.